                   OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC
                   Supplement dated December 28, 2007 to the
     Prospectus and Statement of Additional Information dated July 27, 2007

This supplement amends the Prospectus and the Statement of Additional
Information of Oppenheimer Tremont Opportunity Fund, LLC (the "Fund"), each dated July 27, 2007, by adding the following:

         The Board of Directors of the Fund has determined that it is in the best interest of the Fund's shareholders that the Fund declare a mandatory redemption of all of its outstanding shares held by investors other than
OppenheimerFunds, Inc. ("OFI", the Fund's adviser), and to liquidate the Fund thereafter. The redemption will be effective as of March 31, 2008 at the net asset value per share ("NAV") on that date. The NAV as of March 31, 2008 will be calculated an estimated 30 to 60 days thereafter and payments will be made shortly after the NAV is calculated. After the mandatory redemptions are complete, the Fund will apply to deregister as an investment company. OFI, as the Fund's remaining shareholder, will then approve the proposal to liquidate the Fund, as liquidity in the Fund's portfolio becomes available to do so, and the Fund will be liquidated.

         Effective as of the close of the New York Stock Exchange on January
2, 2008, investors will no longer be able to purchase shares of the Fund. Any payments received after January 2, 2008 will be refunded.

December 28, 2007                                                   PS0372.010